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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated May 15, 1998 included in the amendment to Stoneridge's Form 8-K filed March 16, 1999 and to all references to our Firm included in this Form S-8 registration statement.


                                           ANDERSEN, METZGER & COMPANY, P.C.

                                           /s/ Andersen, Metzger & Company, P.C.


Warren, Ohio
November 15, 1999